Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
DEBT	DEBT
NON-RECOURSE DEBT — The following table summarizes the carrying amount and terms of non-recourse debt at our subsidiaries as of the periods indicated (in millions):

NON-RECOURSE DEBT	Weighted Average Interest Rate	Maturity	December 31,
			2022	2021
Variable Rate:
Bank loans	7.42%	2023 - 2041	$3,971	$2,345
Notes and bonds	1.48%	2023 - 2045	2,137	1,121
Debt to (or guaranteed by) multilateral, export credit agencies or development banks (1)	6.59%	2023 - 2023	4	79
Other	6.64%	2023 - 2030	1,234	125
Fixed Rate:
Bank loans	6.12%	2023 - 2057	461	359
Notes and bonds	5.05%	2023 - 2079	11,130	10,914
Debt to (or guaranteed by) multilateral, export credit agencies or development banks (1)	6.75%	2024 - 2024	3	3
Other	4.95%	2023 - 2061	798	79
Unamortized (discount) premium & debt issuance (costs), net			(309)	(214)
Subtotal			$19,429	$14,811
Less: Current maturities (2)			(1,752)	(1,361)
Noncurrent maturities (2) (3)			$17,677	$13,450
_____________________________
(1)    Multilateral loans include loans funded and guaranteed by bilaterals, multilaterals, development banks and other similar institutions.
(2)    Excludes $6 million and $6 million (current) and $169 million and $128 million (noncurrent) finance lease liabilities included in the respective non-recourse debt line items on the Consolidated Balance Sheet as of December 31, 2022 and 2021, respectively. See Note 14—Leases for further information.
(3)    Excludes $25 million of failed sale-leaseback transaction liabilities included in the non-recourse debt line items on the Consolidated Balance Sheet as of December 31, 2021.
The interest rate on variable rate debt represents the total of a variable component that is based on changes in an interest rate index and a fixed component. The Company has interest rate swaps and option agreements that economically fix the variable component of the interest rates on the portion of the variable rate debt being hedged in an aggregate notional principal amount of approximately $1.3 billion on non-recourse debt outstanding at December 31, 2022.
Non-recourse debt as of December 31, 2022 is scheduled to reach maturity as shown below (in millions):

December 31,	Annual Maturities
2023	$1,761
2024	2,687
2025	2,237
2026	1,040
2027	2,720
Thereafter	9,293
Unamortized (discount) premium & debt issuance (costs), net	(309)
Total	$19,429
As of December 31, 2022, AES subsidiaries with facilities under construction had a total of approximately $283 million of committed but unused credit facilities available to fund construction and other related costs. Excluding these facilities under construction, AES subsidiaries had approximately $1.4 billion in various unused committed credit lines to support their working capital, debt service reserves and other business needs. These credit lines can be used for borrowings, letters of credit, or a combination of these uses.
Significant transactions — During the year ended December 31, 2022, the Company's subsidiaries had the following significant debt transactions:

Subsidiary	Transaction Period	Issuances	Repayments	Loss on Extinguishment of Debt
AES Andes (1)	Q1, Q2, Q3, Q4	$999	$(217)	$—
AES Brasil	Q1, Q2, Q4	779	(201)	—
AES Clean Energy (2)	Q2, Q3, Q4	1,153	(815)	(12)
AES Indiana	Q2, Q4	550	(200)	—
United Kingdom	Q1	710	(350)	—
Netherlands/Panama	Q1	500	—	—
El Salvador	Q2	348	(345)	—
AES Ohio	Q2	140	—	—
AES Dominicana Renewable Energy	Q3	120	—	—
Bulgaria	Q4	159	—	—
_____________________________
(1)Issuances and repayments relate to AES Andes S.A. and AES Colombia.
(2)Issuances and repayments relate to AES Clean Energy Development and AES Renewable Holdings entities
AES Clean Energy — In December 2022, AES Renewable Holdings OpCo 1, LLC executed a term loan in the amount of $632 million due in 2027. The proceeds were used to prepay the outstanding principal of $692 million of its six credit facilities. As a result of this transaction, the Company recognized a loss on extinguishment of debt of $12 million.
Netherlands and Panama — In March 2022, AES Hispanola Holdings BV, a Netherlands based company, and Colon, as co-borrowers, executed a $500 million bridge loan due in 2023. The Company allocated $450 million and $50 million of the proceeds from the agreement to AES Hispanola Holdings BV and Colon, respectively.
United Kingdom — On January 6, 2022, Mercury Chile HoldCo LLC (“Mercury Chile”), a UK based company, executed a $350 million bridge loan and used the proceeds, as well as an additional capital contribution of $196 million from the Parent Company, to purchase the minority interest in AES Andes through intermediate holding companies (see Note 17—Equity for further information). On January 24, 2022, Mercury Chile issued $360 million aggregate principal of 6.5% senior secured notes due in 2027 and used the proceeds from the issuance to fully prepay the $350 million bridge loan.
Joint and Several Liability Arrangements — In December 2022, AES Clean Energy Development, AES Renewable Holdings, and sPower, an equity method investment, collectively referred to as the Issuers, entered into an agreement whereby long-term notes will be issued from time to time to finance or refinance operating wind, solar, and storage projects that are owned by the Issuers. On December 13, 2022, the Issuers entered into the Note Purchase Agreement for the issuance of up to $647 million of 6.55% Senior Notes due in 2047. The Notes were sold on December 14, 2022, at par for $647 million. Each of the Issuers is considered a “Co-Issuer” and will be jointly and severally liable with each other Co-Issuer for all obligations under the facility. As a result of the issuance, AES Clean Energy Development recorded a liability of $37 million, which represents its share of the Notes issued. As of December 31, 2022, the aggregate carrying amount of the Notes attributable to AES Clean Energy Development and AES Renewable Holdings was $37 million and is reflected within Non-recourse debt in the accompanying Consolidated Balance Sheets.
In 2021, AES Clean Energy Development, AES Renewable Holdings, and sPower, collectively referred to as the Borrowers, executed two Credit Agreements with aggregate commitments of $1.2 billion and maturity dates in December 2024 and September 2025. The Borrowers executed amendments to the revolving credit facilities, which resulted in an aggregate increase in the commitments of $1.3 billion, bringing the total commitments under the new agreements to $2.5 billion. There was no change to the maturity dates under the amendments. Each of the Borrowers is considered a “Co-Borrower” and will be jointly and severally liable with each other Co-Borrower for all obligations under the facilities. As a result of the amendments and increases in commitments used, AES Clean Energy Development and AES Renewable Holdings recorded, in aggregate, an increase in liabilities of $964 million in 2022, resulting in total commitments used under the revolving credit facilities, as of December 31, 2022, of $1.3 billion, which is reflected within Non-recourse debt in the accompanying Consolidated Balance Sheets. As of December 31, 2022, the aggregate commitments used under the revolving credit facilities for the Co-Borrowers was $1.8 billion.

Non-Recourse Debt Covenants, Restrictions and Defaults — The terms of the Company's non-recourse debt include certain financial and nonfinancial covenants. These covenants are limited to subsidiary activity and vary among the subsidiaries. These covenants may include, but are not limited to, maintenance of certain reserves and financial ratios, minimum levels of working capital and limitations on incurring additional indebtedness.
As of December 31, 2022 and 2021, approximately $424 million and $370 million, respectively, of restricted cash was maintained in accordance with certain covenants of the non-recourse debt agreements. Of these amounts, $285 million and $175 million, respectively, were included within Restricted cash and $139 million and $195 million, respectively, were included within Debt service reserves and other deposits in the accompanying Consolidated Balance Sheets.
Various lender and governmental provisions restrict the ability of certain of the Company's subsidiaries to transfer their net assets to the Parent Company. Such restricted net assets of subsidiaries amounted to approximately $1.2 billion at December 31, 2022.
The following table summarizes the Company's subsidiary non-recourse debt in default (in millions) as of December 31, 2022. Due to the defaults, these amounts are included in the current portion of non-recourse debt:

	Primary Nature of Default	December 31, 2022
Subsidiary		Debt in Default	Net Assets
AES Puerto Rico	Covenant	$143	$(178)
AES Ilumina (Puerto Rico)	Covenant	27	27
AES Jordan Solar	Covenant	7	10
Total		$177
The above defaults are not payment defaults. In Puerto Rico, the subsidiary non-recourse debt defaults were triggered by failure to comply with covenants or other requirements contained in the non-recourse debt documents due to the bankruptcy of the offtaker.
The AES Corporation's recourse debt agreements include cross-default clauses that will trigger if a subsidiary or group of subsidiaries for which the non-recourse debt is in default provides 20% or more of the Parent Company's total cash distributions from businesses for the four most recently completed fiscal quarters. As of December 31, 2022, the Company had no defaults which resulted in or were at risk of triggering a cross-default under the recourse debt of the Parent Company. In the event the Parent Company is not in compliance with the financial covenants of its revolving credit facility, restricted payments will be limited to regular quarterly shareholder dividends at the then-prevailing rate. Payment defaults and bankruptcy defaults would preclude the making of any restricted payments.
RECOURSE DEBT — The following table summarizes the carrying amount and terms of recourse debt of the Company as of the periods indicated (in millions):

	Interest Rate	Final Maturity	December 31, 2022	December 31, 2021
Senior Variable Rate Term Loan	SOFR + 1.125%	2024	200	—
Senior Unsecured Note	3.30%	2025	900	900
Drawings on revolving credit facility	SOFR + 1.75%	2027	325	365
Senior Unsecured Note	1.375%	2026	800	800
Senior Unsecured Note	3.95%	2030	700	700
Senior Unsecured Note	2.45%	2031	1,000	1,000
Other (1)	CDI + 7.00%	2022	—	25
Unamortized (discount) premium & debt issuance (costs), net			(31)	(36)
Subtotal			$3,894	$3,754
Less: Current maturities			—	(25)
Noncurrent maturities			$3,894	$3,729
_____________________________
(1)Represents project-level limited recourse debt at AES Holdings Brasil Ltda.
The following table summarizes the principal amounts due under our recourse debt for the next five years and thereafter (in millions):

December 31,	Net Principal Amounts Due
2023	$—
2024	200
2025	900
2026	800
2027	325
Thereafter	1,700
Unamortized (discount) premium & debt issuance (costs), net	(31)
Total recourse debt	$3,894
In September 2022, AES executed an amendment to its revolving credit facility. The aggregate commitment under the new agreement is $1.5 billion and matures in August 2027. Prior to this amendment, the credit agreement had an aggregate commitment of $1.25 billion and a maturity date in September 2026. As of December 31, 2022, AES had outstanding drawings under its revolving credit facility of $325 million.
In September 2022, the AES Corporation entered into a term loan agreement, under which AES can obtain term loans in an aggregate principal amount of up to $200 million, with all term loans to mature no later than September 30, 2024. On September 30, 2022 the AES Corporation borrowed $200 million under this agreement with a maturity date of September 30, 2024.
In July 2021, AES offered to exchange up to $800 million of the newly registered 1.375% Senior Notes due in 2026 for up to $800 million of the existing unregistered 1.375% Senior Notes due in 2026 and up to $1 billion of our newly registered 2.45% Senior Notes due in 2031 for up to $1 billion of the existing unregistered 2.45% Senior Notes due in 2031. The terms of the new notes are identical in all material respects to the terms of the old notes with the exception that the new notes have been registered under the Securities Act of 1933, as amended. In August 2021, $798 million and $997 million of the 2026 and 2031 Notes were exchanged under the offer, respectively. Although not all investors participated in the exchange, there was no change to the outstanding indebtedness.
Recourse Debt Covenants and Guarantees — The Company's obligations under the revolving credit facility and indentures governing the senior notes due 2025 and 2030 are currently unsecured following the achievement of two investment grade ratings and the release of security in accordance with the terms of the facility and the notes. If the Company’s credit rating falls below "Investment Grade" from at least two of Fitch Investors Service Inc., Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc., as determined in accordance with the terms of the revolving credit facility and indenture dated May 15, 2020 (BBB-, or in the case of Moody’s Investor Services, Inc. Baa3), then the obligations under the revolving credit facility and the indentures governing the senior notes due 2025 and 2030 become, subject to certain exceptions, secured by (i) all of the capital stock of domestic subsidiaries owned directly by the Company or certain subsidiaries and 65% of the capital stock of certain foreign subsidiaries owned directly by the Company and certain subsidiaries, and (ii) certain intercompany receivables, certain intercompany notes and certain intercompany tax sharing agreements.
The revolving credit facility contains customary covenants and restrictions on the Company's ability to engage in certain activities, including, but not limited to, limitations on liens; restrictions on mergers and acquisitions and the disposition of assets; and other financial reporting requirements.
The revolving credit facility also contains one financial covenant, evaluated quarterly, requiring the Company to maintain a maximum ratio of recourse debt to adjusted operating cash flow of 5.75 times.
The terms of the Company's senior notes contain certain customary covenants, including limitations on the Company's ability to incur liens or enter into sale and leaseback transactions.